Exhibit 99.4

SAFE AND GREEN DEVELOPMENT CORPORATION AND SUBSIDIARIES

Description of the Business Combination

On February 25, 2025, Safe and Green Development Corporation (the “Company” or “SGD”) entered into a definitive Membership Interest Purchase Agreement (the “Purchase Agreement”) with Resource Group US Holdings LLC (“Resource Group”), a Florida limited liability company, and its equityholders. On June 2, 2025, pursuant to an amendment to the Purchase Agreement (the “Amendment”), the Company consummated the acquisition of all of the issued and outstanding membership interests of Resource Group, with Resource Group continuing as the surviving company and becoming a wholly owned subsidiary of the Company (the “Acquisition”).

On June 2, 2025, Safe and Green Development Corporation (the “Company”) entered into an Amendment (the “Amendment”) to Membership Interest Purchase Agreement, dated February 25, 2025, (the “Purchase Agreement”) with Resource Group US Holdings LLC, a Florida limited liability company (“Resource Group”), and the members of Resource Group (the “Equityholders”). The Amendment alters the consideration to be paid by the Company to the Equityholders in connection with the purchase of 100% of the membership interests of Resource Group. Pursuant to the Amendment, the purchase price for the membership interests of Resource Group was amended to be comprised of (i) $480,000 in principal amount of unsecured 6% promissory notes due on the first anniversary of the closing, (ii) the issuance of shares of the Company’s restricted common stock (the “Closing Shares”) equal to 19.99% of the Company’s outstanding shares of common stock on the date the Purchase Agreement was executed; and (iii) 1,500,000 shares of a newly designated series of non-voting Series A Convertible Preferred Stock (the “Series A Preferred Stock”) (which, subject to the approval of the Company’s stockholders and The Nasdaq Stock Market (“Nasdaq”) not objecting to the conversion and the Company continuing to meet and being eligible to meet the Nasdaq continued listing requirements after conversion), would be convertible into 9,000,000 restricted shares of the Company’s common stock). The Amendment also provides that, subject to shareholder approval, the Company will issue an aggregate of 41,182 additional shares of Company common stock to the Equityholders upon the approval of such issuance by the Company’s stockholders at the Company’s stockholders’ meeting and provided that the Company continues to meet and is eligible to meet the Nasdaq continued listing requirements.

Safe and Green Development Corporation is considered to be the accounting acquirer, as further discussed in “Note 1 — Basis of Presentation” of this unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only, in accordance with Article 11 of Regulation S-X and are not intended to represent or to be indicative of the income or financial position that the Company would have reported had the Merger been completed as of the dates set forth in the unaudited pro forma condensed combined financial statements due to various factors. The unaudited pro forma condensed combined statement of financial position does not purport to represent the future financial position of the Company and the unaudited pro forma condensed combined statements of operations do not purport to represent the future results of operations of the Company.

The unaudited pro forma condensed balance sheet and statement of operations for the three months ended March 31, 2025 and 2024 combines the historical condensed statement of operations of the Company the year ended December 31, 2023 and the historical balance sheet and statement of operations of Resource Group US, LLC for the same periods on a pro forma basis as if the Merger had been consummated on January 1, 2023. The unaudited pro forma condensed balance sheet and statement of operations for the year ended December 31, 2024 combines the historical condensed statement of operations of the Company the year ended December 31, 2024 and the historical balance sheet and statement of operations of Resource Group US, LLC for the same periods on a pro forma basis as if the Merger had been consummated on January 1, 2024. The unaudited pro forma condensed balance sheet and statement of operations for the year ended December 31, 2023 combines the historical condensed statement of operations of the Company the year ended December 31, 2023 and the historical balance sheet and statement of operations of Resource Group US, LLC for the same periods on a pro forma basis as if the Merger had been consummated on January 1, 2023.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Merger.

The unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the Merger, and should be read in conjunction with the following:

●	The audited financial statements of the Company included in its annual report, on Form 10-K, for the year ended December 31, 2023, filed with the Commission on March 31, 2024.

●	The audited financial statements of the Company included in its annual report, on Form 10-K, for the year ended December 31, 2024, filed with the Commission on March 31, 2025.

●	The unaudited financial statements of the Company included in its quarterly report, on Form 10-Q, for the three months ended March 31, 2025, filed with the Commission on May 15, 2025.

●	The unaudited financial statements of the Company included in its quarterly report, on Form 10-Q, for the three months ended March 31, 2025, filed with the Commission on May 15, 2024.

●	The audited financial statements of Resource Group US, LLC as of for the year ended December 31, 2024 and December 31, 2023 included in this Form 8-K/A.

●	The unaudited financial statements of Resource Group US, LLC as of for the three months ended March 31, 2025 and March 31, 2024 included in this Form 8-K/A.

●	The sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s annual report, on Form 10-K, for the year ended December 31, 2024, and for the year ended December 31, 2023 with the Commission on March 31, 2025, March 31, 2024.

SAFE AND GREEN DEVELOPMENT CORPORATION AND SUBSIDIARIES

ProForma Balance Sheets as of March 31, 2025 (Unaudited)

	Safe and Green Development Corporation	Resource Group US, LLC	Adjustments		Combined March 31, 2025

Assets
Current assets:
Cash	$17,540	$361,139	$-		$378,679
Accounts receivable, net	-	1,402,611	-		1,402,611
Inventory	-	923,928	-		923,928
Prepaid expenses and other current assets	248,811	47,863	-		296,674
Notes receivable	5,460,672	-	-		5,460,672
Current Assets	5,727,023	2,735,541	-		8,462,564

Assets held for sale	4,400,361		-		4,400,361
Land	1,058,680	-	-		1,058,680
Property and equipment, net	5,680	5,861,455	-		5,867,135
Project development costs and other non-current assets	96,239	-	-		96,239
Equity-based investments	795,596	-	-		795,596
Intangible assets, net	1,022,197	-	-		1,022,197
Right-of-use assets	-	331,192	-		331,192
Goodwill	-	-	22,699,970	[1]	22,699,970

Total Assets	$13,105,776	$8,928,188	$22,699,970		$44,733,934

Liabilities and Stockholder’s Equity (Deficit)
Current liabilities:
Accounts payable and accrued expenses	$1,824,031	$3,228,809	$-		$5,052,840
Due to affiliates	-	2,575,720	-		2,575,720
Notes payable, current	8,690,048	5,857,990	-		14,548,038
Notes payable – related party, current	-	4,992,266	480,000	[2]	5,472,266
Deferred gain on sale	1,475,000	-	-		1,475,000
Operating lease liabilities, current	-	53,887	-		53,887
Finance lease liabilities, current	-	187,158	-		187,158
Total Current Liabilities	11,989,079	16,895,830	480,000		29,364,909

Notes payable, net of current portion	815,569	3,738,278	-		4,553,847
Operating lease liabilities, net of current portion	-	297,519	-		297,519
Finance lease liabilities, net of current portion	-	1,124,349	-		1,124,349
Total Liabilities	12,804,648	22,055,976	480,000		35,340,624

Stockholder’s Equity (Deficit):
Common stock	2,255	-	377	[3]	2,632
Preferred stock	-	-	1,500	[4]	1,500
Additional paid-in capital	18,352,993	-	9,090,305	[5]	27,443,298
Accumulated deficiency	(18,219,015)	-	-		(18,219,015)
Members deficit	-	(13,127,788)	13,127,788	[6]	-
Noncontrolling	164,895	-	-		164,895
Total Stockholder’s Equity (Deficit)	301,128	(13,127,788	22,219,970		9,393,310

Total Liabilities and Stockholder’s Equity (Deficit)	$13,105,776	$8,928,188	$22,699,970		$44,733,934

SAFE AND GREEN DEVELOPMENT CORPORATION AND SUBSIDIARIES

ProForma Balance Sheets as of December 31, 2024 (Unaudited)

	Safe and Green Development Corporation	Resource Group US, LLC	Adjustments		Combined December 31, 2024
Assets
Current assets:
Cash	$296,202	$403,043	$-		$699,245
Accounts receivable, net	-	1,490,995	-		1,490,995
Inventory	-	738,297	-		738,297
Prepaid expenses and other current assets	547,296	59,560	-		606,856
Notes receivable	960,672	-	-		960,672
Current Assets	1,804,170	2,691,895	-		4,496,065

Assets held for sale	4,400,361		-		4,400,361
Land	1,225,347	-	-		1,225,347
Property and equipment, net	546,756	6,296,723	-		6,843,479
Project development costs and other non-current assets	96,239	-	-		96,329
Equity-based investments	3,642,607	-	-		3,642,607
Intangible assets, net	1,038,312	13,889	-		1,052,201
Right-of-use assets	-	348,575	-		348,575
Goodwill	-	-	21,958,557	[1]	21,958,557

Total Assets	12,753,792	$9,351,082	$21,958,557		$44,063,431

Liabilities and Stockholder’s Equity (Deficit)
Current liabilities:
Accounts payable and accrued expenses	$1,301,276	$2,912,508	$-		$4,213,784
Due to affiliates	399,660	2,502,241	-		2,901,901
Notes payable, current	8,699,721	5,494,786	-		14,194,507
Notes payable – related party, current	-	4,992,266	480,000	[2]	5,472,266
Operating lease liabilities, current	-	50,536	-		50,536
Finance lease liabilities, current	-	202,886	-		202,886
Total Current Liabilities	10,400,657	16,155,223	480,000		27,035,880

Notes payable, net of current portion	1,499,957	4,110,484	-		5,610,441
Operating lease liabilities, net of current portion	-	305,502	-		305,502
Finance lease liabilities, net of current portion	-	1,166,248	-		1,166,248
Total Liabilities	11,900,614	21,737,457	480,000		34,118,071

Stockholder’s Equity (Deficit):
Common stock	1,487	-	377	[3]	1,864
Preferred stock	-	-	1,500	[4]	1,500
Additional paid-in capital	16,659,151	-	9,090,305	[5]	25,749,456
Accumulated deficiency	(16,039,022)	-	-		(16,039,022)
Members deficit	-	(12,386,375)	12,386,375	[6]	-
Noncontrolling	231,562	-	-		231,562
Total Stockholder’s Equity (Deficit)	853,178	(12,386,375)	21,478,557		9,945,360

Total Liabilities and Stockholder’s Equity (Deficit)	$12,753,792	$9,351,082	$21,958,557		$44,063,431

SAFE AND GREEN DEVELOPMENT CORPORATION AND SUBSIDIARIES

ProForma Balance Sheets December 31, 2023 (Unaudited)

	Safe and Green Development Corporation	Resource Group US, LLC	Adjustments		Combined December 31, 2023
Assets
Current assets:
Cash	$3,236	$765,277	$-		$768,513
Accounts receivable, net	-	1,539,330	-		1,539,330
Inventory	-	282,509	-		282,509
Prepaid expenses and other current assets	231,989	330,635	-		562,624
Notes receivable	-	-	-		-
Current Assets	235,225	2,917,751	-		3,152,976

Assets held for sale	4,400,361	-	-		4,400,361
Land	1,190,655	-	-		1,190,655
Property and equipment, net	3,569	6,364,945	-		6,368,514
Project development costs and other non-current assets	65,339	-	-		65,339
Equity-based investments	3,642,607	-	-		3,642,607
Intangible assets, net	22,210	41,667	-		63,877
Due from affiliates	-	293,772	-		293,772
Right-of-use assets	-	394,378	-		394,378
Goodwill	-	-	17,487,690	[7]	17,487,690

Total Assets	9,559,966	$10,012,513	$17,487,690		$37,060,169

Liabilities and Stockholder’s Equity (Deficit)
Current liabilities:
Accounts payable and accrued expenses	$601,292	$1,755,254	$-		$2,356,546
Due to affiliates	260,000	926,000	-		1,186,000
Notes payable, current	6,810,897	4,139,566	-		10,950,463
Notes payable – related party, current	-	4,992,266	480,000	[2]	5,472,266
Operating lease liabilities, current	-	36,878	-		36,878
Finance lease liabilities, current	-	209,540	-		209,540
Total Current Liabilities	7,672,189	12,059,504	480,000		20,211,693

Notes payable, net of current portion	-	4,859,663	-		4,859,663
Operating lease liabilities, net of current portion	-	362,848	-		362,848
Finance lease liabilities, net of current portion	-	646,006	-		646,006
Total Liabilities	7,672,189	17,928,021	480,000		26,080,210

Stockholder’s Equity (Deficit)
Common stock	510	-	377	[3]	887
Preferred stock	-	-	1,500	[4]	1,500
Additional paid-in capital	9,017,814	-	9,090,305	[5]	18,108,119
Accumulated deficiency	(7,130,547)	-	-		(7,130,547)
Members deficit	-	(7,915,508)	7,915,508	[8]	-
Noncontrolling	-	-	-		-
Total Stockholder’s Equity (Deficit)	1,887,777	(7,915,508)	17,007,690		10,979,959

Total Liabilities and Stockholder’s Equity (Deficit)	$9,559,966	$10,012,513	$17,487,690		$37,060,169

SAFE AND GREEN DEVELOPMENT CORPORATION AND SUBSIDIARIES

ProForma Statements of Operations For the Three Months Ended March 31, 2025 (Unaudited)

	Safe and Green Development Corporation	Resource Group US, LLC	Adjustments	Combined March 31, 2025
Revenue:	$18,170	$5,278,563	$-	$5,296,733

Costs of revenue	11,800	3,225,633	-	3,237,433

Gross profit	6,370	2,052,930	-	2,059,300

General and administrative expenses	1,270,232	2,135,408	-	3,405,640

Operating loss	(1,263,862)	(82,478)	-	(1,346,340)

Other expense:
Interest expense	(954,648)	(756,697)	-	(1,711,345)
Interest income	23,688	-	-	23,688
Gain on settlement of debt		97,498	-	97,498
Other income	14,829	-	-	14,829

Net loss	$(2,179,993)	$(741,677)	$-	$(2,921,670)

SAFE AND GREEN DEVELOPMENT CORPORATION AND SUBSIDIARIES

ProForma Statements of Operations For the Three Months Ended March 31, 2024 (Unaudited)

	Safe and Green Development Corporation	Resource Group US, LLC	Adjustments	Combined March 31, 2024
Revenue:	$49,816	$4,091,988	$-	$4,141,804

Costs of revenue	-	3,354,307	-	3,354,307

Gross profit	49,816	737,681	-	787,497

General and administrative expenses	2,551,491	1,919,506	-	4,470,997

Operating loss	(2,501,675)	(1,181,825)	-	(3,683,500)

Other expense:
Interest expense	(565,996)	(470,726)	-	(1,036,722)

Net loss	$(3,067,671)	$(1,652,551)	$-	$(4,720,222)

SAFE AND GREEN DEVELOPMENT CORPORATION AND SUBSIDIARIES

ProForma Statements of Operations For the Year Ended December 31, 2024 (Unaudited)

	Safe and Green Development Corporation	Resource Group US, LLC	Adjustments	Combined December 31, 2024

Revenue:	$207,552	$18,154,944	$-	$18,362,496

Costs of revenue	182,656	12,524,997	-	12,707,653

Gross profit	24,896	5,629,947	-	5,654,843

General and administrative expenses	6,583,802	7,945,899	-	14,529,701

Operating loss	(6,558,906)	(2,315,952)	-	(8,874,858)

Other expense:
Interest expense	(3,474,344)	(2,160,315)	-	(5,634,659)
Gain on sale	1,067,540	-	-	1,067,540
Interest income	12,107	-	-	12,107
Other income	45,128	-	-	45,128

Net loss	$(8,908,475)	$(4,476,267)	$-	$(13,384,742)

SAFE AND GREEN DEVELOPMENT CORPORATION AND SUBSIDIARIES

ProForma Statements of Operations For the Year Ended December 31, 2023 (Unaudited)

	Safe and Green Development Corporation	Resource Group US, LLC	Adjustments	Combined December 31, 2023

Revenue:	$-	$16,418,032	$-	$16,418,032

Costs of revenue	-	13,107,638	-	13,107,638

Gross profit	-	3,310,394	-	3,310,394

General and administrative expenses	3,023,448	6,722,364	-	9,745,812

Operating loss	(3,023,448)	(3,411,970)	-	(6,435,418)

Other expense:
Interest expense	(1,178,311)	(1,540,025)	-	(2,718,336)
Gain on sale	-	-	-	-
Interest income	-	-	-	-
Other income	1,218	-	-	1,218

Net loss	$(4,200,541)	$(4,951,995)	$-	$(9,152,536)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. Basis of Presentation

In accordance with ASC 805 - Business Combination, the Company will be considered as the acquirer for financial reporting purposes. Accordingly, for accounting purposes, the Company will record the assets and, identifiable intangibles acquired and liabilities assumed in the Merger at their fair values at the date of acquisition. Any remaining purchase price not allocated to these items will be recorded as goodwill.

The unaudited pro forma condensed combined balance sheet and statement of operations as of March 31, 2025 combines the historical unaudited condensed balance sheet and statement of operations of the Company as of March 31, 2025 and the historical unaudited balance sheet and statement of operations of Resource Group US, LLC as of March 31, 2025 on a pro forma basis as if the Merger had been consummated on March 31, 2025. The unaudited pro forma condensed balance sheet and statement of operations for the year ended December 31, 2024 combines the historical condensed statement of operations of the Company the year ended December 31, 2024 and the historical balance sheet and statement of operations of Resource Group US, LLC for the same periods on a pro forma basis as if the Merger had been consummated on January 1, 2024. The unaudited pro forma condensed balance sheet and statement of operations for the year ended December 31, 2023 combines the historical condensed statement of operations of the Company the year ended December 31, 2023 and the historical balance sheet and statement of operations of Resource Group US, LLC for the same periods on a pro forma basis as if the Merger had been consummated on January 1, 2023.

The pro forma adjustments reflecting the consummation of the Merger and related transactions are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the differences may be material. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Merger and related transactions based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Merger. The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Merger and related transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the Company. They should be read in conjunction with the historical financial statements and notes thereto of the Company and Medicx.

Note 2. Accounting Policies

In connection with the consummation of the Merger, management is performing a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the Company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

Note 3. Adjustments to Unaudited Pro Forma Condensed Combined Financial Statements

The adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2025 and December 31, 2024 and 2023 are as follows:

1.	Reflects the preliminary purchase price allocation and elimination of the historical member’s deficit for the year ended December 2024;

2.	Represents the $480,000 of unsecured 6% promissory notes issued to the Equityholder’s of Resource Group US, LLC in connection with the Membership Interest Purchase Agreement;

3.	Reflects the issuance of 376,818 shares of the Company’s common stock in connection with the Membership Interest Purchase Agreement;

4.	Reflects the issuance of 1,500,000 shares of Series A Preferred Stock (which, subject to the approval of the Company’s stockholders, would be convertible into 9,000,000 restricted shares of the Company’s common stock);

5.	Represents the issuance of: (i) 376,818 shares of the Company’s common stock in connection with the Membership Interest Purchase Agreement valued at the closing price of the Company’s common stock on June 2nd, 2025 of $1.20 (ii) the issuance of 1,500,000 shares of Series A Preferred Stock converted into 9,000,000 shares of the Company’s restricted common stock valued at a 20% discount to the closing price of the Company’s common stock on June 2nd, 2025 of $1.20

6.	Reflects the elimination of historical member’s deficit for the year ended December 31 2024.

7.	Reflects the preliminary purchase price allocation and elimination of the historical member’s deficit for the year ended December 31, 2023;

8.	Reflects the elimination of historical member’s deficit for the year ended December 31 2023.